UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2020

Annual Report

to Shareholders

DWS Managed Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
12	Investment Portfolio
37	Statement of Assets and Liabilities
39	Statement of Operations
40	Statements of Changes in Net Assets
41	Financial Highlights
45	Notes to Financial Statements

56	Report of Independent Registered Public Accounting Firm
58	Information About Your Fund’s Expenses
59	Tax Information
60	Liquidity Risk Management
61	Advisory Agreement Board Considerations and Fee Evaluation
66	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Managed Municipal Bond Fund

Letter to Shareholders

Dear Shareholder:

While the economy is not expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. U.S. markets have moved back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. We believe stocks have become even more appealing for the medium- to long-term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make timely strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events can add significant value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Managed Municipal Bond Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Strategy

The Fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The Fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the Fund’s objective of providing income exempt from regular federal income tax. In selecting securities, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

DWS Managed Municipal Bond Fund posted a return of 0.64% over the 12 months ended May 31, 2020, while the overall municipal bond market, as measured by the unmanaged Bloomberg Barclays Municipal Bond Index, delivered a total return of 3.98% for the same period. The average fund in the Morningstar Muni National Long category returned 1.97% for the 12 months.

For much of the period, sentiment with respect to credit-sensitive areas of the bond market was supported by a strong fundamental backdrop. Municipals benefited from positive flows into tax-free mutual funds, while demand from separately managed accounts supported shorter-maturity

4	|	DWS Managed Municipal Bond Fund

municipals. However, beginning in early March of 2020 the COVID-19 crisis led to steep outflows from the municipal asset class, with lower quality issues most impacted as investors fled risk-sensitive assets broadly.

Market sentiment began to recover entering April of 2020 as policy makers stepped in with extraordinary measures. The Federal Reserve (Fed) cut its benchmark overnight lending rate to zero and instituted lending facilities and bond purchase programs in support of a range of fixed income categories including municipals. A relative lack of tax-free new issue supply also supported municipal bond prices, although the rebound was largely concentrated among higher quality issues.

“Beginning in early March of 2020 the COVID-19 crisis led to steep outflows from the municipal asset class, with lower quality issues most impacted as investors fled risk-sensitive assets broadly.”

Yields declined along the length of the municipal curve over the 12 months ended May 31, 2020 and the curve steepened as declines were most significant for shorter maturities. Specifically, the two-year bond yield fell from 1.39% to 0.16%, the five-year from 1.42% to 0.38%, the 10-year from 1.65% to 0.84%, the 20-year from 2.14% to 1.44%, and the 30-year from 2.32% to 1.65%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower- quality issues vs. AAA-rated issues — generally widened.

Municipal Bond Yield Curve (as of 5/31/20 and 5/31/19)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/20.

Chart is for illustrative purposes only and does not represent any DWS product.

DWS Managed Municipal Bond Fund	|	5

Positive and Negative Contributors to Fund Performance

The Fund’s overall positioning with respect to credit quality was the most significant constraint on performance vs. the benchmark. During the period we were overweight issues in the single-A, BBB and below investment grade quality ranges, weighing on performance given the spike in risk aversion seen in the first quarter of 2020.

In sector terms, overweight exposure to health care led detractors from performance relative to the benchmark. In particular, holdings within the continuing care retirement community segment were heavily impacted by COVID-19 concerns. In a similar vein, exposure to airports detracted given pandemic-driven travel restrictions. Above-benchmark exposure to Illinois general obligations hurt performance as the pivot to a recessionary outlook weighed on sentiment with respect to the state’s efforts to address its pension funding challenges. Holdings of prepaid gas issues also detracted as these bonds are backed by the financial sector which saw declines due to the COVID-19 pandemic. On the positive side, an out-of-benchmark position in issues backed by the Tobacco Master Settlement had a marginally positive impact on performance. Above-benchmark positioning in pre-refunded issues also aided return as investors favored shorter-maturity, higher-quality assets.

The Fund’s positioning along the yield curve detracted slightly from performance relative to the benchmark over the 12 months. Specifically, the Fund was underweight the 5- to 10-year segment of the yield curve which benefited the most from declining yields as the curve steepened.

Outlook and Positioning

As of the end of May 2020, municipal yields on an absolute basis were at extraordinarily low levels by historical standards. The two-year municipal bond yield of 0.16% was 100% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 0.84% was 129% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 1.65% was 117% of the comparable U.S. Treasury yield.

While interest in municipals may be supported by the relative attractiveness of tax-free yield levels, the risk to investor flows from negative headlines around COVID-19 and the economy remains. In addition, certain segments of the municipal market may remain under

6	|	DWS Managed Municipal Bond Fund

fundamental pressure for a considerable time. Against this backdrop, we continue to be vigilant in our credit evaluation of lower quality issues, particularly in the BBB range and below. We will seek to take advantage of opportunities to invest in issuers with the resources and liquidity to withstand the current economic environment and that offer value.

We continue to perform careful analysis of each security’s risk/reward profile, while also maintaining a focus on portfolio liquidity. We view the municipal curve between 10 and 30 years as reasonably steep and are comfortable with maintaining our overweight compared to the benchmark to longer maturities in the 25- to 30-year range.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 1998.

–	Joined DWS in 1986.

–	Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.

–	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 1999.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

Chad Farrington, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.

–	BS, Montana State University.

Michael J. Generazo, Director

Portfolio Manager of the Fund. Began managing the Fund in 2010.

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Managed Municipal Bond Fund	|	7

Terms to Know

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value- weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Long category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These funds spread their assets across many states and sectors and focus on bond durations of seven years or more.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

8	|	DWS Managed Municipal Bond Fund

Performance Summary	May 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	0.64%	2.75%	3.72%
Adjusted for the Maximum Sales Charge
(max 2.75% load)	–2.13%	2.18%	3.44%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	–0.15%	1.95%	2.92%
Adjusted for the Maximum Sales Charge
(max 1.00% CDSC)	–0.15%	1.95%	2.92%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	0.73%	2.96%	3.92%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	0.86%	3.01%	3.98%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2019 are 0.77%, 1.57%, 0.61% and 0.55% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Managed Municipal Bond Fund	|	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
5/31/20	$8.98	$8.98	$8.99	$8.99
5/31/19	$9.21	$9.21	$9.23	$9.22

Distribution Information as of 5/31/20
Income Dividends, Twelve Months	$.28	$.20	$.29	$.30
Capital Gain Distributions, Twelve Months	$.0162	$.0162	$.0162	$.0162
May Income Dividend	$.0222	$.0165	$.0236	$.0232
SEC 30-day Yield‡‡	1.81%	1.12%	2.05%	1.99%
Tax Equivalent Yield‡‡	3.06%	1.89%	3.46%	3.36%
Current Annualized Distribution Rate‡‡	2.91%	2.17%	3.11%	3.05%

‡‡

The SEC yield is net investment income per share earned over the month ended May 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.00% for Class S shares, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal federal income rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.06% for Class S, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

10	|	DWS Managed Municipal Bond Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/20	5/31/19
Revenue Bonds	74%	74%
General Obligation Bonds	11%	13%
Lease Obligations	7%	8%
Escrow to Maturity/Prerefunded Bonds	8%	5%
	100%	100%

Interest Rate Sensitivity	5/31/20	5/31/19
Effective Maturity	6.9 years	6.0 years
Modified Duration	5.2 years	4.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/20	5/31/19
AAA	10%	5%
AA	37%	39%
A	33%	37%
BBB	12%	13%
BB	2%	2%
Not Rated	6%	4%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/20	5/31/19
New York	16%	12%
Texas	12%	12%
California	9%	15%
Illinois	8%	8%
Florida	7%	6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

DWS Managed Municipal Bond Fund	|	11

Investment Portfolio	as of May 31, 2020

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 97.7%
Alaska 0.3%

Alaska, State Housing Finance Corp., Home Mortgage Revenue:

Series A, AMT, 0.13%*, 6/1/2032, SPA: Federal Home Loan Bank	535,000	535,000

Series D, 0.13%*, 12/01/2041, SPA: Federal Home Loan Bank	200,000	200,000

Alaska, State Industrial Development & Export Authority Revenue, Providence Health Services, Series A, 5.5%, 10/1/2041	11,000,000	11,358,270

		12,093,270

Arizona 0.8%

Arizona, Salt Verde Financial Corp., Gas Revenue:

5.0%, 12/1/2032, GTY: Citigroup Global Markets	1,600,000	2,020,656

5.0%, 12/1/2037, GTY: Citigroup Global Markets	8,405,000	10,972,391

Arizona, State Industrial Development Authority, 2nd Tier Great Lakes Senior Living Revenue Communities Project, Series B, 5.0%, 1/1/2049	1,400,000	1,266,146

Arizona, State Industrial Development Authority, Education Facility Revenue, Odyssey Preparatory Academy Project, 144A, 5.0%, 7/1/2049	5,490,000	5,464,746

Arizona, State Industrial Development Authority, Senior Living Revenue, Great Lakes Senior Living Communities, Series A, 4.5%, 1/1/2049	3,750,000	3,266,063

Maricopa County, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Series B, 144A, 5.0%, 7/1/2049	4,560,000	4,545,955

Pima County, AZ, Industrial Development Authority, Education Revenue, American Leadership Academy Project:

144A, 5.0%, 6/15/2049	825,000	743,474

144A, 5.0%, 6/15/2052	1,410,000	1,259,736

		29,539,167

Arkansas 0.0%
Lowell, AR, Industrial Development Revenue, Little Rock Newspapers Project, AMT, 0.26%*, 6/1/2031, LOC: JPMorgan Chase Bank NA	700,000	700,000

California 9.3%

California, Community Housing Agency, Essential Housing Revenue, Verdant at Green Valley Project, Series A, 144A, 5.0%, 8/1/2049	9,500,000	9,896,435

The accompanying notes are an integral part of the financial statements.

12	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:

Series A, 5.0%, 6/1/2040	11,765,000	13,501,985

Series A-1, 5.0%, 6/1/2047	1,725,000	1,726,397

Series A-2, 5.0%, 6/1/2047	7,875,000	7,881,379

California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup Global Markets	15,315,000	22,465,573

California, Morongo Band of Mission Indians Revenue, Series B, 144A, 5.0%, 10/1/2042	2,395,000	2,156,602

California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2019-1, Phase 2 Public Improvements:

3.875%, 9/1/2049	1,560,000	1,484,262

4.0%, 9/1/2046	2,905,000	2,858,113

California, State General Obligation:

5.0%, 2/1/2032	25,000,000	26,744,000

5.0%, 2/1/2033	8,000,000	8,555,360

5.25%, 4/1/2035	15,340,000	16,652,184

California, State General Obligation, Various Purposes:

5.25%, 9/1/2026	18,765,000	19,891,651

5.25%, 9/1/2030	5,000,000	5,292,400

5.25%, 10/1/2032	25,000,000	26,541,250

California, State Health Facilities Financing Authority Revenue, Sutter Health Obligated Group, Series A, 5.0%, 8/15/2043	10,000,000	11,339,600

California, State Municipal Finance Authority Revenue, LINXS Apartment Project, Series A, AMT, 5.0%, 12/31/2047	3,200,000	3,461,216

California, State University Revenue, Series A, 5.0%, 11/1/2038	7,410,000	8,896,816

California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation, Series A, 5.0%, 4/1/2042	5,295,000	5,602,904

California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:

Series A, 144A, 5.0%, 12/1/2046	3,500,000	3,572,205

Series A, 5.25%, 12/1/2044	7,765,000	7,985,215

Series A, 144A, 5.5%, 12/1/2058	2,705,000	2,776,141

Los Angeles, CA, Department of Airports Revenue:

Series B, AMT, 5.0%, 5/15/2029	8,625,000	10,606,421

Series C, AMT, 5.0%, 5/15/2029	7,050,000	8,547,420

Series B, AMT, 5.0%, 5/15/2030	5,715,000	6,976,872

Series C, AMT, 5.0%, 5/15/2030	3,910,000	4,707,914

Series C, AMT, 5.0%, 5/15/2031	3,910,000	4,675,422

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	13

	Principal Amount ($)	Value ($)

Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series D, AMT, 5.0%, 5/15/2048	15,000,000	17,452,650

Sacramento County, CA, Airport Systems Revenue:

Series C, AMT, 5.0%, 7/1/2029	9,455,000	11,477,141

Series C, AMT, 5.0%, 7/1/2030	13,690,000	16,483,992

Series C, AMT, 5.0%, 7/1/2031	3,500,000	4,182,815

Series C, AMT, 5.0%, 7/1/2032	3,000,000	3,557,730

San Diego County, CA, Regional Airport Authority Revenue, Series B, AMT, 5.0%, 7/1/2043	12,500,000	13,412,625

San Diego, CA, Housing Authority, Multi-Family Housing Revenue, Park & Market Apartments, Series A, 0.12%*, 6/1/2057, LOC: BK Tokyo-Mitsubishi UFJ	400,000	400,000

San Francisco, CA, City & County Airports Commission, International Airport Revenue:

Series F, 5.0%, 5/1/2035	27,500,000	27,581,400

Series D, AMT, 5.0%, 5/1/2043	5,040,000	5,811,826

University of California, State Revenues:

Series O, 4.0%, 5/15/2029	4,165,000	5,126,240

Series O, 4.0%, 5/15/2030	5,000,000	6,094,900

Series O, 4.0%, 5/15/2031	3,335,000	4,026,179

		360,403,235

Colorado 6.2%

Colorado, Certificates of Participation, Series A, 4.0%, 12/15/2035	5,000,000	5,828,600

Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	44,995,200

Colorado, State Health Facilities Authority Revenue, CommonSpirit Health, Series A-2, 5.0%, 8/1/2044	24,700,000	27,668,940

Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	16,250,000	18,289,700

Colorado, State Health Facilities Authority, Hospital Revenue, CommonSpirit Health Obligation Group, Series A-2, 4.0%, 8/1/2049	6,050,000	6,160,534

Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group:

Series A, 5.0%, 12/1/2043	4,890,000	4,933,814

Series A, 5.0%, 12/1/2048	7,825,000	7,851,840

Colorado, State Health Facilities Authority, Hospital Revenue, SCL Health System, Series A, 4.0%, 1/1/2037	2,615,000	2,906,363

Colorado, Trails At Crowfoot Metropolitan District No. 3, Series A, 5.0%, 12/1/2049	1,000,000	903,220

Colorado, Transportation/Tolls Revenue, Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	6,992,230

The accompanying notes are an integral part of the financial statements.

14	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

Denver City & County, CO, Airport Revenue:

Series A, AMT, 5.0%, 12/1/2032	14,335,000	17,262,350

Series A, AMT, 5.5%, 11/15/2028	15,000,000	16,990,650

Series A, AMT, 5.5%, 11/15/2029	14,705,000	16,608,856

Series A, AMT, 5.5%, 11/15/2030	15,080,000	16,989,128

Series A, AMT, 5.5%, 11/15/2031	5,000,000	5,616,850

Denver, CO, Convention Center Hotel Authority Revenue, 5.0%, 12/1/2040	2,770,000	2,878,723

Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 9th Urban Redevelopment Area, Series A, 144A, 5.25%, 12/1/2039	6,635,000	6,414,983

Fort Collins, CO, Economic Development Revenue, Oakridge Project, Series A, AMT, 0.22%*,12/31/2032, LOC: U.S. Bank NA	2,310,000	2,310,000

University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	26,010,000	27,749,809

		239,351,790

Connecticut 1.9%

Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, 144A, 5.0%, 4/1/2039	12,000,000	12,420,120

Connecticut, State General Obligation, Series C, 5.0%, 6/15/2029	14,690,000	18,150,670

Connecticut, State Health & Educational Facilities Authority Revenue, Covenant Home, Inc., Series B, 5.0%, 12/1/2040	2,610,000	2,653,352

Connecticut, State Health & Educational Facilities Authority Revenue, Hartford Healthcare, Series A, Prerefunded, 5.0%, 7/1/2041	20,000,000	21,013,200

Connecticut, State Health & Educational Facilities Authority Revenue, Stamford Hospital, Series J, 5.125%, 7/1/2035	18,000,000	18,356,220

		72,593,562

Delaware 0.1%
Delaware, State Health Facilities Authority Revenue, BEEBE Medical Center, Inc., 5.0%, 6/1/2050	5,250,000	5,785,762

District of Columbia 1.2%

District of Columbia, General Obligation:

Series A, 0.12%*, 4/1/2038, LOC: PNC Bank NA	830,000	830,000

Series A, 5.0%, 6/1/2033	10,300,000	12,488,986

District of Columbia, International School Revenue:

5.0%, 7/1/2039	300,000	326,058

5.0%, 7/1/2049	1,275,000	1,362,172

5.0%, 7/1/2054	1,150,000	1,224,509

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	15

	Principal Amount ($)	Value ($)

Metropolitan Washington, DC, Airports Authority System Revenue:

Series A, AMT, 5.0%, 10/1/2031	5,355,000	6,280,451

Series A, AMT, 5.0%, 10/1/2032	5,000,000	5,828,850

AMT, 5.0%, 10/1/2042	10,805,000	12,485,826

Series A, AMT, 5.0%, 10/1/2044	3,890,000	4,280,089

Washington, DC, Convention & Sports Authority, Dedicated Tax Revenue:

Series A, 5.0%, 10/1/2029	1,455,000	1,569,625

Series A, 5.0%, 10/1/2030	1,455,000	1,561,069

		48,237,635

Florida 6.8%

Alachua County, FL, Housing Finance Authority, Multi-Family Revenue, Series A, AMT, 0.21%*, 9/15/2035, LIQ: Fannie Mae, LOC: Fannie Mae	295,000	295,000

Broward County, FL, Airport Systems Revenue:

Series A, AMT, 4.0%, 10/1/2044	2,140,000	2,280,363

Series A, AMT, 4.0%, 10/1/2049	3,425,000	3,628,890

Series Q-1, Prerefunded, 5.0%, 10/1/2037	29,000,000	32,256,410

AMT, 5.0%, 10/1/2042	10,000,000	11,398,300

AMT, 5.0%, 10/1/2047	8,950,000	10,137,665

Florida, Capital Trust Agency, Senior Living Revenue, American Eagle Portfolio Project, Series A-1, 5.875%, 7/1/2054	14,690,000	10,283,000

Florida, Development Finance Corp., Surface Transportation Facilities Revenue, Virgin Trains USA Passenger Rail Project:

Series A, 144A, AMT, 6.375%**, 1/1/2049	3,105,000	2,648,565

Series A, 144A, AMT, 6.5%**, 1/1/2049	4,040,000	3,434,000

Florida, Halifax Hospital Medical Center, 5.0%, 6/1/2036	2,110,000	2,402,530

Florida, Jacksonville Electric Authority, Electric System Revenue:

Series B, 4.0%, 10/1/2035	2,345,000	2,684,579

Series B, 4.0%, 10/1/2037	1,500,000	1,706,040

Florida, Keys Aqueduct Authority, Water Revenue, 0.13%*, 91/2035, LOC: TD Bank NA	2,930,000	2,930,000

Florida, Village Community Development District No. 12, Special Assessment Revenue:

144A, 4.25%, 5/1/2043	9,025,000	9,204,958

144A, 4.375%, 5/1/2050	7,545,000	7,714,536

Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series A, AMT, 5.0%, 10/1/2040	10,000,000	10,899,900

Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,823,063

The accompanying notes are an integral part of the financial statements.

16	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

Manatee County, FL, Transportation Project, 4.0%, 10/1/2044	7,970,000	9,275,008

Marco Island, FL, Utility Systems Revenue, Series A, Prerefunded, 5.0%, 10/1/2040	1,000,000	1,016,090

Miami-Dade County, FL, Aviation Revenue:

Series A, AMT, Prerefunded, 5.0%, 10/1/2031	3,000,000	3,310,920

Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	15,194,250

Miami-Dade County, FL, Aviation Revenue, Miami International Airport:

Series A-1, Prerefunded, 5.375%, 10/1/2035	210,000	213,639

Series A-1, Prerefunded, 5.375%, 10/1/2041	7,000,000	7,121,310

Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2044	7,500,000	8,273,250

Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	16,500,000	17,827,755

Miami-Dade County, FL, Water & Sewer System Revenue:

Series A, 4.0%, 10/1/2044	6,000,000	6,800,460

Series B, 4.0%, 10/1/2049	32,500,000	37,603,475

Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System, Series C, ETM, 6.25%, 10/1/2021, INS: NATL	2,630,000	2,754,899

Orange County, FL, School Board, Certificates of Participation, Series C, 5.0%, 8/1/2033	16,610,000	20,247,258

Palm Beach County, FL, Health Facilities Authority Revenue, Lifespace Communities, Inc. Obligated Group, Series C, 5.0%, 5/15/2038	2,000,000	1,942,260

Pinellas County, FL, Industrial Development Authority Revenue, 2017 Foundation For Global Understanding, Inc. Project, 5.0%, 7/1/2039	1,565,000	1,537,002

Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	235,000	239,061

Tampa-Hillsborough County, FL, Expressway Authority, Series A, 5.0%, 7/1/2037	10,000,000	10,915,400

Tampa, FL, The University of Tampa Project, Series A, 4.0%, 4/1/2050 (a)	1,615,000	1,710,140

		261,709,976

Georgia 2.6%

Atlanta, GA, Airport Revenue, Series B, 5.0%, 1/1/2037	720,000	756,900

Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2028	5,000,000	5,813,000

Cobb County, GA, Kennestone Hospital Authority, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2047	18,135,000	20,128,943

DeKalb County, GA, Water & Sewer Revenue:

Series A, 5.25%, 10/1/2033	3,635,000	3,844,558

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	17

	Principal Amount ($)	Value ($)

Series A, 5.25%, 10/1/2036	11,115,000	11,729,882

Series A, 5.25%, 10/1/2041	5,000,000	5,270,450

Fulton County, GA, Development Authority Hospital Revenue, Revenue Anticipation Certificates, Wellstar Health System, Series A, 5.0%, 4/1/2042	3,155,000	3,515,869

Georgia, Glynn-Brunswick Memorial Hospital Authority, Anticipation Certificates, Southeast Georgia Health System Project, 5.0%, 8/1/2047	2,035,000	2,250,099

Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:

Series A, 5.0%, 3/15/2022, GTY: JPMorgan Chase & Co.	17,340,000	18,533,859

Series A, 5.5%, 9/15/2023, GTY: Merrill Lynch & Co.	5,000,000	5,636,050

Series A, 5.5%, 9/15/2027, GTY: Merrill Lynch & Co.	5,000,000	6,232,400

Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co.	5,000,000	6,370,550

Georgia, Municipal Electric Authority Revenue, Project One, Series A, 5.0%, 1/1/2035	2,995,000	3,261,615

Georgia, State Municipal Electric Authority, Series GG, 5.0%, 1/1/2039	5,695,000	5,991,823

		99,335,998

Guam 0.0%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue, Series A, 5.0%, 1/1/2050 (a)	1,090,000	1,207,393

Hawaii 0.7%

Hawaii, State Airports Systems Revenue:

Series A, 5.0%, 7/1/2039	16,800,000	16,845,360

Series A, AMT, 5.0%, 7/1/2041	8,930,000	10,010,441

		26,855,801

Illinois 7.6%

Chicago, IL, Board of Education:

Series A, Zero Coupon, 12/1/2026	1,390,000	1,002,162

Series A, 5.0%, 12/1/2034	810,000	808,404

Series H, 5.0%, 12/1/2046	3,470,000	3,282,620

Chicago, IL, General Obligation:

Series A, 5.0%, 1/1/2044	4,500,000	4,395,735

Series A, 5.5%, 1/1/2049	2,535,000	2,590,314

Series A, 6.0%, 1/1/2038	2,290,000	2,456,735

Chicago, IL, O’Hare International Airport Revenue:

Series A, AMT, 5.0%, 1/1/2034	7,000,000	7,732,900

Series B, 5.0%, 1/1/2053	18,100,000	20,656,444

Chicago, IL, O’Hare International Airport Revenue, Senior Lien, Series B, 5.0%, 1/1/2035	4,250,000	4,786,095

Chicago, IL, O’Hare International Airport, Airport Revenue, Third Lien, Series A, 5.75%, 1/1/2039	2,190,000	2,240,611

The accompanying notes are an integral part of the financial statements.

18	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

Chicago, IL, O’Hare International Airport, Special Facility Revenue, AMT, 5.0%, 7/1/2048	2,630,000	2,877,615

Chicago, IL, Waterworks Revenue, 5.0%, 11/1/2023, INS: AGMC	2,990,000	2,998,282

Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	3,155,000	3,355,595

Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion Project:

Series B, 5.0%, 6/15/2052	11,700,000	11,262,654

Series A, 5.0%, 6/15/2057	6,000,000	5,741,460

Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Capital Appreciation-McCormick, Series A, Zero Coupon, 6/15/2038, INS: NATL	17,305,000	7,690,515

Illinois, Railsplitter Tobacco Settlement Authority:

5.0%, 6/1/2026	7,500,000	8,953,275

Prerefunded, 6.0%, 6/1/2028	17,315,000	18,311,305

Illinois, Regional Transportation Authority:

Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	9,062,060

Series A, 6.7%, 11/1/2021, INS: NATL	6,580,000	6,887,352

Illinois, Sales & Special Tax Revenue, 6.25%, 12/15/2020, INS: AMBAC	985,000	1,006,345

Illinois, State Educational Facilities Authority Revenue, The Adler Planetarium, 0.15%*, 4/1/2031, LOC: PNC Bank NA	1,100,000	1,100,000

Illinois, State Finance Authority Revenue, Ascension Health Credit Group, Series A, Prerefunded, 5.0%, 11/15/2032	2,435,000	2,604,476

Illinois, State Finance Authority Revenue, Edward Elmhurst Obligated Group:

Series A, 5.0%, 1/1/2036	2,970,000	3,423,489

Series A, 5.0%, 1/1/2037	3,965,000	4,556,776

Illinois, State Finance Authority Revenue, Friendship Village of Schaumburg, 5.125%, 2/15/2045	9,825,000	7,191,311

Illinois, State Finance Authority Revenue, Lutheran Communities:

Series A, 5.0%, 11/1/2040	765,000	693,136

Series A, 5.0%, 11/1/2049	1,045,000	909,140

Illinois, State Finance Authority Revenue, North Park University Project, 0.13%*, 7/1/2035, LOC: U.S. Bank NA	1,000,000	1,000,000

Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	13,155,000	13,754,736

Illinois, State Finance Authority Revenue, University of Chicago, Series A, 5.0%, 10/1/2038	12,000,000	13,673,880

Illinois, State General Obligation:

Series B, 5.0%, 10/1/2030	4,230,000	4,287,232

Series B, 5.0%, 10/1/2032	5,000,000	5,067,650

5.0%, 2/1/2028	3,660,000	3,711,496

5.0%, 2/1/2029	4,365,000	4,414,019

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	19

	Principal Amount ($)	Value ($)

Series C, 5.0%, 11/1/2029	9,425,000	9,541,022

5.0%, 11/1/2034	3,500,000	3,538,115

5.0%, 1/1/2035	7,575,000	7,629,691

Series A, 5.0%, 5/1/2035	11,000,000	11,106,920

Series A, 5.0%, 5/1/2036	7,480,000	7,528,246

Series A, 5.0%, 12/1/2038	4,760,000	4,768,854

5.0%, 5/1/2039	4,285,000	4,289,328

Series A, 5.0%, 5/1/2040	3,000,000	3,001,800

Series A, 5.0%, 12/1/2042	5,955,000	5,958,692

Series A, 5.0%, 5/1/2043	7,000,000	7,004,200

Series A, 5.25%, 12/1/2030	6,500,000	6,682,325

5.75%, 5/1/2045	2,205,000	2,354,256

Illinois, State Toll Highway Authority, Series A, 5.0%, 1/1/2044	17,075,000	20,570,594

Morton Grove, IL, Cultural Facilities Revenue, Holocaust Museum & Education, 0.12%*, 12/1/2041, LOC: Bank of America NA	595,000	595,000

Springfield, IL, Electric Revenue, Senior Lien, 5.0%, 3/1/2040, INS: AGMC	5,805,000	6,753,305

		295,808,167

Indiana 1.5%

Indiana, State Finance Authority Revenue, BHI Senior Living Obligated Group, 5.0%, 11/15/2053	20,635,000	20,239,840

Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, Prerefunded, 5.0%, 3/1/2041	17,395,000	18,844,178

Indiana, State Finance Authority Revenue, Stadium Project, Series A, 5.25%, 2/1/2031	2,595,000	3,053,043

Indiana, State Finance Authority, Exempt Facilities Revenue, Green Bond, RES Plyflow Indiana LLC, Project, 144A, AMT, 7.0%, 3/1/2039	2,665,000	2,249,260

Indiana, State Finance Authority, Health Facilities Revenue, Baptist Healthcare System, Series A, 5.0%, 8/15/2051	5,000,000	5,395,100

Indiana, State Finance Authority, Wastewater Utility Revenue, First Lien, Series A, 5.25%, 10/1/2038	8,000,000	8,502,000

		58,283,421

Iowa 0.5%

Iowa, State Finance Authority Revenue, Lifespace Communities, Inc., Obligated Group:

Series A, 5.0%, 5/15/2041	4,070,000	3,926,492

Series A, 5.0%, 5/15/2043	2,635,000	2,523,935

Series A, 5.0%, 5/15/2047	1,355,000	1,285,827

Series A, 5.0%, 5/15/2048	10,365,000	9,812,960

		17,549,214

The accompanying notes are an integral part of the financial statements.

20	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Kentucky 0.1%

Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group:

Series A, 5.0%, 6/1/2045	1,275,000	1,323,195

Series A, 5.25%, 6/1/2041	1,915,000	2,040,356

		3,363,551

Louisiana 0.5%

Calcasieu Parish, LA, Public Trust Authority, Solid Waste Disposal Revenue, WPT Corp., Project, AMT, 0.2%*, 12/1/2027, LOC: Bank of America NA	1,100,000	1,100,000

Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	2,830,000	3,191,646

Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,010,350

Louisiana, State Local Government Environmental Facilities & Community Development Authority Revenue, Westlake Chemical Corp. Project, 3.5%, 11/1/2032	9,265,000	9,209,410

		18,511,406

Maine 0.3%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	9,687,149

Maryland 1.3%

Maryland, State Community Development Administration, Department of Housing & Community Development, Series C, 3.5%, 3/1/2050	3,570,000	3,866,381

Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Obligated Group, Series A, 5.5%, 1/1/2046	20,000,000	21,511,600

Maryland, State Health & Higher Educational Facilities Authority Revenue, Medstar Health Obligated Group:

Series A, 5.0%, 5/15/2042	9,735,000	11,066,067

Series A, 5.0%, 5/15/2045	5,000,000	5,651,350

Maryland, State Industrial Development Financing Authority, Economic Development Revenue, Paul Reed Smith Guitars, AMT, 0.16%*, 7/1/2033, LOC: PNC Bank NA.	6,265,000	6,265,000

		48,360,398

Massachusetts 0.4%

Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A-2, 0.12%*, 7/1/2026, SPA: State Street Bank & Trust Co.	100,000	100,000

Massachusetts, State Development Finance Agency Revenue, Lesley University, Series A, 5.0%, 7/1/2049	2,750,000	3,097,930

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	21

	Principal Amount ($)	Value ($)

Massachusetts, State Development Finance Agency Revenue, NewBridge Charles, Inc.:

144A, 5.0%, 10/1/2047	700,000	691,726

144A, 5.0%, 10/1/2057	1,700,000	1,649,561

Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:

Series S-1, 5.0%, 7/1/2028	2,700,000	3,376,458

Series S-1, 5.0%, 7/1/2033	4,000,000	4,814,040

Series L, Prerefunded, 5.0%, 7/1/2036	70,000	73,625

Massachusetts, State Development Finance Agency Revenue, South Shore Hospital, Series I, 5.0%, 7/1/2041	1,825,000	2,021,698

Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare, Series I, 5.0%, 7/1/2036	1,000,000	1,095,800

		16,920,838

Michigan 0.8%

Michigan, State Finance Authority Revenue, Series A, 4.0%, 2/15/2050	15,000,000	16,424,250

Michigan, State Strategic Fund Ltd., Obligation Revenue Improvement Project, Series I, AMT, 5.0%, 12/31/2043	4,800,000	5,100,528

Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series A, 5.0%, 12/1/2037	9,255,000	9,974,113

		31,498,891

Minnesota 0.8%

Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Essentia Health Obligated Group:

Series A, 5.0%, 2/15/2048	5,000,000	5,584,550

Series A, 5.0%, 2/15/2053	14,060,000	15,653,139

Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 5.0%, 11/15/2049	4,075,000	4,583,356

Minnesota, State Trunk Highway, Series B, 4.0%, 8/1/2032	5,000,000	6,030,750

		31,851,795

Missouri 0.6%

Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services Projects, Series B, 5.0%, 2/1/2046	2,460,000	2,360,272

Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	3,285,000	3,151,826

Missouri, State Housing Development Commission, Single Family Mortgage Revenue, First Homeownership loan Program, Series B, 4.0%, 5/1/2050	4,200,000	4,648,938

The accompanying notes are an integral part of the financial statements.

22	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Friendship Village:

5.0%, 9/1/2048	3,255,000	2,870,454

Series A, 5.125%, 9/1/2048	4,000,000	3,596,080

Series A, 5.25%, 9/1/2053	8,500,000	7,664,110

		24,291,680

Nebraska 0.3%

Douglas County, NE, Hospital Authority No.2, Health Facilities, Children’s Hospital Obligated Group, 5.0%, 11/15/2047	5,205,000	5,894,454

Nebraska, Central Plains Energy Project, Gas Project Revenue, Series A, 5.0%, 9/1/2033, GTY: Goldman Sachs Group, Inc.	3,815,000	4,810,601

		10,705,055

Nevada 0.1%

Clark County, NV, Airport Systems Revenue:

Series D-2A, 0.12%*, 7/1/2040, LOC: Wells Fargo Bank NA	375,000	375,000

Series D-3, 0.14%*, 7/1/2029, LOC: Bank of America NA	400,000	400,000

Series D-1, 0.15%*, 7/1/2036, LOC: Sumitomo Mitsui Banking	3,030,000	3,030,000

Reno, NV, Hospital Revenue, Reknown Regular Medical Center, Series A, 0.12%*, 6/1/2039, LOC: Wells Fargo Bank NA	240,000	240,000

Reno, NV, Sales Tax Revenue, Transportation Rail Access, Series C, 144A, Zero Coupon, 7/1/2058	9,000,000	975,240

		5,020,240

New Hampshire 0.3%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, Prerefunded, 6.5%, 1/1/2031	10,000,000	10,355,100

New Jersey 1.8%

New Jersey, State Economic Development Authority Revenue:

5.0%, 6/15/2028	1,050,000	1,109,535

Series DDD, 5.0%, 6/15/2042	2,775,000	2,856,918

Series BBB, 5.5%, 6/15/2030	22,440,000	24,594,913

New Jersey, State Economic Development Authority Revenue, Private Activity, The Goethals Bridge Replacement Project, AMT, 5.0%, 1/1/2031, INS: AGMC	4,000,000	4,398,200

New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 5.0%, 7/1/2033	1,460,000	1,535,730

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	23

	Principal Amount ($)	Value ($)

New Jersey, State Economic Development Authority, State Government Buildings Project:

Series A, 5.0%, 6/15/2042	2,885,000	2,975,243

Series A, 5.0%, 6/15/2047	3,205,000	3,286,022

New Jersey, State Health Care Facilities Financing Authority Revenue, AHS Hospital Corp.:

Series B, 0.11%*, 7/1/2036, LOC: Bank of America NA	1,200,000	1,200,000

Series C, 0.11%*,7/1/2036, LOC: JPMorgan Chase Bank NA	2,000,000	2,000,000

New Jersey, State Transportation Trust Fund Authority, Transportation Systems:

Series A, 5.0%, 12/15/2034	9,280,000	9,780,656

Series A, 5.0%, 12/15/2036	2,385,000	2,491,943

Series A, Prerefunded, 6.0%, 6/15/2035	6,000,000	6,361,980

New Jersey, Tobacco Settlement Financing Corp.:

Series A, 5.0%, 6/1/2046	5,270,000	5,790,255

Series A, 5.25%, 6/1/2046	2,630,000	2,938,920

		71,320,315

New Mexico 0.6%

New Mexico, State Finance Authority Revenue, Public Project Revolving Fund:

Series A, 4.0%, 6/1/2029	5,765,000	7,051,402

Series A, 4.0%, 6/1/2030	5,795,000	7,019,599

New Mexico, State Mortgage Finance Authority, Series A, 3.5%, 1/1/2051	4,250,000	4,622,130

New Mexico, State Mortgage Finance Authority, Single Family Mortgage Revenue, “I”, Series D, 3.75%, 1/1/2050	4,300,000	4,690,784

		23,383,915

New York 15.8%

New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Climate Board Certified Green Bond, Series B-2, 5.0%, 11/15/2034	10,940,000	12,711,952

New York, Metropolitan Transportation Authority Revenue:

Series A-1, 4.0%, 11/15/2041, INS: AGMC	12,000,000	12,929,640

Series D, 5.0%, 11/15/2027, INS: AGMC	16,500,000	17,614,575

Series D, 5.0%, 11/15/2028	9,715,000	9,996,832

Series D, 5.0%, 11/15/2038	13,635,000	13,981,874

Series A-1, 5.0%, 11/15/2047	5,000,000	5,416,950

Series C-1, 5.0%, 11/15/2050	3,470,000	3,749,578

Series B, 5.25%, 11/15/2044	25,000,000	26,068,750

Series C-1, 5.25%, 11/15/2055	10,415,000	11,475,039

New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	1,025,000	1,073,636

The accompanying notes are an integral part of the financial statements.

24	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

New York, State Dormitory Authority, Personal Income Tax Revenue:

Series A, Prerefunded, 5.0%, 2/15/2035	9,305,000	10,508,323

Series B, 5.0%, 2/15/2035	29,990,000	34,850,179

Series B, Prerefunded, 5.0%, 2/15/2035	10,000	12,141

Series A, 5.0%, 2/15/2039	3,950,000	4,688,808

Series C, 5.0%, 3/15/2041	10,000,000	10,316,300

Series C, 5.0%, 3/15/2042	14,750,000	16,589,178

New York, State Dormitory Authority, Sales Tax Revenue, Series B, 5.0%, 3/15/2036	5,000,000	6,164,000

New York, State Liberty Development Corp., Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	45,000,000	47,575,800

New York, State Power Authority Revenue, Series A, 4.0%, 11/15/2050	20,000,000	23,338,000

New York, State Thruway Authority General Revenue, Junior Indebtedness Obligation, Series B, 4.0%, 1/1/2040, INS: AGMC	40,000,000	44,187,600

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment, AMT, 5.0%, 1/1/2033	2,045,000	2,057,802

New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project:

Series A, AMT, 5.0%, 7/1/2041	6,660,000	6,988,937

Series A, AMT, 5.0%, 7/1/2046	14,190,000	14,822,448

New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series A, 5.0%, 3/15/2031	4,600,000	5,678,838

New York, Triborough Bridge & Tunnel Authority Revenues, MTA Bridges And Tunnels:

Series A, 5.0%, 11/15/2049	4,685,000	5,846,037

Series A, 5.0%, 11/15/2054	5,155,000	6,376,683

New York, TSASC, Inc.:

Series A, 5.0%, 6/1/2041	1,195,000	1,273,392

Series B, 5.0%, 6/1/2048	20,185,000	18,827,962

New York, Utility Debt Securitization Authority, Restructuring Revenue:

Series TE, 5.0%, 12/15/2034	3,200,000	3,650,272

Series TE, 5.0%, 12/15/2035	4,000,000	4,559,840

New York City, NY, Housing Development Corp., 89 Murray Street, Series A, AMT, 0.12%*, 6/15/2039, LOC: Fannie Mae	175,000	175,000

New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:

Series DD, 5.0%, 6/15/2036	6,000,000	6,905,400

Series BB-1, 5.0%, 6/15/2049	10,000,000	12,732,200

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	25

	Principal Amount ($)	Value ($)

New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second Generation Resolution, Series EE, 5.375%, 6/15/2043	3,810,000	3,899,916

New York City, NY, Transitional Finance Authority Revenue:

Series A-3, 4.0%, 5/1/2043	10,000,000	11,374,600

Series A-3, 4.0%, 5/1/2044	5,000,000	5,672,400

New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:

Series A-1, 4.0%, 5/1/2031	5,430,000	6,188,788

Series C-1, 4.0%, 5/1/2045	7,340,000	8,456,341

Series A, 5.0%, 2/1/2031	5,000,000	6,160,000

Series F-1, 5.0%, 5/1/2031	4,900,000	6,069,434

Series D-1, 5.0%, 2/1/2038	17,655,000	19,995,700

New York City, NY, Transitional Finance Authority, Building Aid Revenue, Series S-3, 5.0%, 7/15/2031	4,000,000	5,094,240

New York City, NY, Transitional Finance Authority, Building Aid Revenue, Fiscal 2018, Series S-1, 5.0%, 7/15/2035	2,800,000	3,397,520

New York, NY, General Obligation:

Series B-3, 0.44%*, 10/1/2046	1,080,000	1,080,000

Series B-1, 5.0%, 12/1/2031	2,000,000	2,431,920

Series D-1, 5.0%, 10/1/2033	16,765,000	17,824,213

Series D-1, Prerefunded, 5.0%, 10/1/2033	8,235,000	8,756,523

Port Authority of New York & New Jersey:

Series 214, AMT, 4.0%, 9/1/2037	4,000,000	4,431,880

Series 214, AMT, 4.0%, 9/1/2039	2,000,000	2,195,820

Series 207, AMT, 5.0%, 9/15/2031	5,000,000	6,001,300

Series 207, AMT, 5.0%, 9/15/2032	10,000,000	11,947,400

Port Authority of New York & New Jersey, One Hundred Ninety-Third:

AMT, 5.0%, 10/15/2029	10,000,000	11,492,900

AMT, 5.0%, 10/15/2034	5,775,000	6,552,200

AMT, 5.0%, 10/15/2035	2,865,000	3,245,930

Port Authority of New York & New Jersey, Two Hundred Eighteen, Series B, AMT, 4.0%, 11/1/2047	5,770,000	6,243,544

Port Authority of New York & New Jersey, Two Hundred Second:

AMT, 5.0%, 10/15/2033	6,560,000	7,676,643

AMT, 5.0%, 10/15/2034	5,250,000	6,114,570

Port Authority of New York & New Jersey, Two Hundred Seven:

AMT, 5.0%, 9/15/2029	8,000,000	9,705,600

AMT, 5.0%, 9/15/2030	20,000,000	24,138,000

Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,021,740

		611,313,088

The accompanying notes are an integral part of the financial statements.

26	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
North Carolina 0.5%

Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,505,115

Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, Series A, 5.0%, 1/15/2039	9,540,000	10,251,398

North Carolina, State Housing Finance Agency, Series 42, 4.0%, 1/1/2050	6,370,000	7,050,507

		18,807,020

North Dakota 0.3%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	9,781,523

Ohio 3.7%

Buckeye, OH, Tobacco Settlement Financing Authority, Series B-2, Class 2, 5.0%, 6/1/2055	9,415,000	9,515,458

Chillicothe, OH, Hospital Facilities Revenue, Adena Health System Obligated Group Project, 5.0%, 12/1/2047	6,035,000	6,829,508

Cleveland, OH, Airport Systems Revenue, Series A, Prerefunded, 5.0%, 1/1/2030	1,000,000	1,076,200

Columbus, OH, Regional Airport Authority Capital Funding Revenue, Oasbo Expanded Asset Program, 0.13%*,12/1/2036, LOC: U.S. Bank NA	1,670,000	1,670,000

Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:

5.0%, 1/1/2036	975,000	953,297

5.0%, 1/1/2046	2,790,000	2,588,729

Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, Prerefunded, 6.5%, 12/1/2030	14,425,000	15,296,847

Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, Prerefunded, 6.5%, 11/15/2037	6,000,000	6,537,000

Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	11,610,000	12,591,277

Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, Children’s Hospital Medical Center of Akron, 5.0%, 11/15/2038	15,645,000	16,580,102

Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	13,090,000	13,961,663

Ohio, Higher Education Revenue, Case Western Reserve University, Series B, 6.5%, 10/1/2020	440,000	447,942

Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:

Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	7,516,800

Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,011,000

Ohio, State Hospital Revenue, Aultman Health Foundation, 144A, 5.0%, 12/1/2048	7,500,000	7,815,675

Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Series B, 4.5%, 3/1/2050	5,495,000	6,184,787

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	27

	Principal Amount ($)	Value ($)

Ohio, State Housing Finance Agency, Residential Mortgage Revenue, First Time Homebuyer Program, Series A, 3.75%, 9/1/2050	4,000,000	4,423,560

Ohio, State Turnpike Commission, Infrastructure Projects:

Series A-1, 5.25%, 2/15/2030	4,620,000	5,143,954

Series A-1, 5.25%, 2/15/2031	9,375,000	10,416,938

Series A-1, 5.25%, 2/15/2032	7,500,000	8,312,325

		141,873,062

Oklahoma 0.8%

Oklahoma, State Development Finance Authority, Health System Revenue, OU Medicine Project:

Series B, 5.5%, 8/15/2052	2,185,000	2,390,128

Series B, 5.5%, 8/15/2057	9,385,000	10,247,106

Oklahoma, State Turnpike Authority Revenue, Series E, 4.0%, 1/1/2031	6,375,000	7,536,334

Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL	8,400,000	9,070,236

Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, 5.25%, 11/15/2045	1,575,000	1,568,385

		30,812,189

Other 0.0%
Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, “A”, Series M-015, 144A, AMT, 0.17%*, 5/15/2046: Freddie Mac	960,000	960,000

Pennsylvania 3.5%

Franklin County, PA, Industrial Development Authority Revenue, Menno Haven, Inc. Project:

5.0%, 12/1/2043	665,000	588,658

5.0%, 12/1/2054	1,825,000	1,548,786

Lancaster County, PA, Hospital Authority Revenue, University of Pennsylvania Health System Obligated Group, 5.0%, 8/15/2042	2,100,000	2,428,944

Pennsylvania, Central Bradford Progress Authority Revenue, Guthrie Healthcare System, Prerefunded, 5.375%, 12/1/2041	12,550,000	13,500,788

Pennsylvania, Certificate of Participations, Series A, 5.0%, 7/1/2043	1,115,000	1,346,050

Pennsylvania, Commonwealth Financing Authority Revenue, Series A, 5.0%, 6/1/2033	5,000,000	5,899,850

Pennsylvania, Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds:

5.0%, 6/1/2027	1,290,000	1,577,412

5.0%, 6/1/2028	1,290,000	1,606,411

The accompanying notes are an integral part of the financial statements.

28	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

5.0%, 6/1/2029	1,290,000	1,595,111

5.0%, 6/1/2030	855,000	1,049,461

5.0%, 6/1/2031	865,000	1,053,933

Pennsylvania, Geisinger Authority Health System Revenue, Series A-2, 5.0%, 2/15/2034	3,000,000	3,578,400

Pennsylvania, State General Obligation:

Series 2, 4.0%, 9/15/2032	10,000,000	11,463,100

Series D, 5.0%, 8/15/2032	5,000,000	5,922,700

Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue, Series 132A, 3.5%, 4/1/2051 (a)	2,795,000	3,010,355

Pennsylvania, State Turnpike Commission Revenue:

Series B, 5.0%, 6/1/2033	12,000,000	13,748,400

Series A-1, 5.0%, 12/1/2040	15,000,000	16,908,000

Series B-1, 5.0%, 6/1/2042	6,950,000	7,924,251

Series A-1, 5.0%, 12/1/2042	5,000,000	5,751,950

Series A, 5.0%, 12/1/2044	20,335,000	23,940,192

Series A-1, 5.0%, 12/1/2047	3,335,000	3,812,506

Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,098,550

Philadelphia, PA, General Obligation, Series B, 0.13%*, 8/1/2031, LOC: Barclays Bank PLC	1,915,000	1,915,000

		137,268,808

Puerto Rico 0.3%

Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:

Series A-1, 4.75%, 7/1/2053	8,755,000	8,540,678

Series A-1, 5.0%, 7/1/2058	4,485,000	4,499,621

		13,040,299

South Carolina 2.7%

Charleston County, SC, Airport District System Revenue, Series A, AMT, 5.75%, 7/1/2030	5,880,000	6,631,170

Lexington County, SC, Health Services District, Lexington Medical Center:

5.0%, 11/1/2041	2,500,000	2,811,650

5.0%, 11/1/2046	7,490,000	8,351,125

South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, Conway Hospitals, Inc., 5.25%, 7/1/2047	4,715,000	5,334,881

South Carolina, State Jobs-Economic Development Authority, Residential Facility Revenue, Episcopal Home at Still Hopes:

5.0%, 4/1/2047	2,000,000	1,811,140

Series A, 5.25%, 4/1/2053	2,000,000	1,852,960

South Carolina, State Public Service Authority Revenue:

Series A, 5.0%, 12/1/2033	4,400,000	4,925,492

Series A, 5.0%, 12/1/2036	4,780,000	5,303,936

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	29

	Principal Amount ($)	Value ($)

Series C, 5.0%, 12/1/2046	6,850,000	7,335,254

South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, Prerefunded, 5.75%, 12/1/2043	35,555,000	42,195,608

South Carolina, State Transportation Infrastructure Bank Revenue, 5.0%, 10/1/2038	15,130,000	17,793,939

		104,347,155

South Dakota 1.1%

South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health:

5.0%, 7/1/2044	20,475,000	22,335,768

5.0%, 7/1/2046	16,140,000	18,551,800

		40,887,568

Tennessee 0.8%

Blount County, TN, Public Building Authority, Local Government Public Improvement:

Series E6A, 0.17%*, 6/1/2036, LOC: Branch Banking & Trust	3,210,000	3,210,000

Series E7A, 0.17%*, 6/1/2039, LOC: Branch Banking & Trust	2,275,000	2,275,000

Memphis, TN, Health Educational & Housing Facility Board, Multi-Family Housing Revenue, Ashland Lakes II Apartments Project, Series A, AMT, 0.17%*, 5/1/2043, LOC: U.S. Bank NA	2,000,000	2,000,000

Metropolitan Government of Nashville & Davidson County, TN, General Obligation, 4.0%, 7/1/2034	6,000,000	7,113,420

Metropolitan Nashville, TN, Airport Authority Revenue:

Series B, AMT, 4.0%, 7/1/2049	4,000,000	4,270,040

Series B, AMT, 4.0%, 7/1/2054	6,000,000	6,375,360

Sevier County, TN, Public Building Authority, Local Government Public Improvement, Series VVB1W, 0.17%*, 6/1/2035, LOC: Branch Banking & Trust	4,445,000	4,445,000

Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2021, GTY: Goldman Sachs Group, Inc.	2,000,000	2,079,660

		31,768,480

Texas 12.1%

Central Texas, Regional Mobility Authority Revenue, Senior Lien, Series A, 5.0%, 1/1/2040	4,730,000	5,091,609

Clifton, TX, Higher Education Finance Corp., Education Revenue, Series D, 6.125%, 8/15/2048	11,465,000	12,257,919

Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	18,526,855

Houston, TX, Utility Systems Revenue, First Lien:

Series A, 5.0%, 11/15/2032 (a)	2,320,000	3,174,688

The accompanying notes are an integral part of the financial statements.

30	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)

Series A, 5.0%, 11/15/2033 (a)	2,475,000	3,370,331

Series B, 5.0%, 11/15/2034	5,000,000	6,156,900

Lower Colorado River, TX, Transmission Contract Authority Revenue, LCRA Transmission Services Corp., Project:

5.0%, 5/15/2045 (a)	1,500,000	1,860,765

5.0%, 5/15/2050 (a)	2,500,000	3,087,775

North Texas, Tollway Authority Revenue:

Series B, 5.0%, 1/1/2040	8,825,000	9,506,290

First Tier, Prerefunded, 6.0%, 1/1/2043	30,000,000	31,005,300

North Texas, Tollway Authority Revenue, Second Tier:

Series B, 5.0%, 1/1/2043	3,075,000	3,509,190

Series B, 5.0%, 1/1/2048	8,615,000	9,798,959

Port Beaumont, TX, Navigation District Dock & Wharf Facility Revenue, Jefferson’s Gulf Coast Energy Project, Series A, 144A, AMT, 4.0%, 1/1/2050	1,730,000	1,459,532

San Antonio, TX, Electric & Gas Systems Revenue, 4.0%, 2/1/2032	7,000,000	8,025,570

Socorro, TX, Independent School District, 4.0%, 8/15/2045	3,920,000	4,670,445

Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Christus Health Obligated Group:

Series C-2, 0.13%*, 7/1/2047, LOC: Bank of NY Mellon	1,030,000	1,030,000

Series B, 5.0%, 7/1/2048	25,000,000	28,465,250

Tarrant County, TX, Cultural Education Facilities Finance Corp., Buckner Retirement Services Revenue, 5.0%, 11/15/2046	4,410,000	4,783,351

Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare:

5.0%, 8/15/2036	7,000,000	7,720,090

5.0%, 8/15/2043	9,900,000	10,850,301

Tarrant County, TX, Cultural Education Facilities Finance Corp., State Health Resources, Prerefunded, 5.0%, 11/15/2040	7,000,000	7,149,380

Tarrant County, TX, Housing Finance Corp., Multi-Family Housing Gateway Apartments, 0.12%*, 2/15/2036, LIQ: Fannie Mae, LOC: Fannie Mae	430,000	430,000

Texas, Dallas/Fort Worth International Airport Revenue, Series D, 5.0%, 11/1/2035	24,425,000	24,770,858

Texas, Grand Parkway Transportation Corp., System Toll Revenue, Series B, Prerefunded, 5.25%, 10/1/2051	20,000,000	23,300,000

Texas, Love Field Airport Modernization Corp., General Airport Revenue:

AMT, 5.0%, 11/1/2033	1,250,000	1,415,275

AMT, 5.0%, 11/1/2034	1,000,000	1,129,010

Texas, Lower Colorado River Authority Revenue, Series A, Prerefunded, 5.0%, 5/15/2036	25,000	27,276

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	31

	Principal Amount ($)	Value ($)

Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	20,040,200

Texas, Municipal Gas Acquisition & Supply Corp., I, Gas Supply Revenue, Series B, 67% of 3-month USD-LIBOR + 0.700%, 1.196%**, 12/15/2026, GTY: Merrill Lynch & Co.	16,505,000	15,609,274

Texas, New Hope Cultural Education Facilities Finance Corp., Senior Living Revenue, Bridgemoor Plano Project, Series A, 7.25%, 12/1/2053	4,605,000	4,000,962

Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:

5.5%, 8/1/2021, GTY: Goldman Sachs Group, Inc.	5,575,000	5,816,955

5.5%, 8/1/2025, GTY: Goldman Sachs Group, Inc.	2,750,000	3,222,450

Texas, State College Student Loan, AMT, 5.5%, 8/1/2028	5,620,000	7,251,542

Texas, State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co.	16,995,000	19,536,432

Texas, State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue:

5.0%, 12/15/2030, GTY: Macquarie Group Ltd.	2,250,000	2,374,493

5.0%, 12/15/2031, GTY: Macquarie Group Ltd.	4,500,000	4,737,960

5.0%, 12/15/2032, GTY: Macquarie Group Ltd.	21,215,000	22,259,414

Texas, State Transportation Commission, Turnpike Systems Revenue:

Series C, 5.0%, 8/15/2034	14,410,000	15,439,306

Series C, 5.0%, 8/15/2042	5,085,000	5,347,945

Texas, State Water Development Board Revenue, State Water Implementation Revenue Fund:

4.0%, 10/15/2030	8,500,000	10,070,290

Series B, 4.0%, 10/15/2033	20,000,000	24,347,000

Series A, 4.0%, 10/15/2036	5,000,000	5,905,650

Series B, 4.0%, 10/15/2036	23,580,000	28,356,129

Series B, 4.0%, 10/15/2037	7,000,000	8,390,270

Series A, 4.0%, 10/15/2049	4,685,000	5,563,110

Series A, 5.0%, 10/15/2043	6,000,000	7,531,980

Texas, University of Texas Revenue, Series B, 5.0%, 8/15/2049	12,750,000	20,895,975

		469,270,256

Utah 0.7%

Salt Lake City, UT, Airport Revenue:

Series A, AMT, 5.0%, 7/1/2032	5,000,000	5,909,500

Series A, AMT, 5.0%, 7/1/2043	3,850,000	4,398,317

Series A, AMT, 5.0%, 7/1/2047	13,435,000	15,066,950

Series A, AMT, 5.0%, 7/1/2048	2,310,000	2,622,612

		27,997,379

The accompanying notes are an integral part of the financial statements.

32	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Virginia 1.9%

Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project, AMT, 5.0%, 12/31/2052	19,655,000	20,571,709

Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century, Series A, 4.0%, 2/1/2031	15,145,000	17,470,969

Virginia, State College Building Authority, Educational Facilities Revenue, Public Higher Education:

Series A, 4.0%, 9/1/2030	5,590,000	6,592,063

Series A, 4.0%, 9/1/2031	4,710,000	5,500,244

Virginia, State Commonwealth Transportation Board Revenue, Series A, 5.0%, 5/15/2031	5,120,000	6,547,661

Virginia, State Public Building Authority, Public Facility Revenue:

Series A, 4.0%, 8/1/2039	5,000,000	5,977,200

Series B, AMT, 4.0%, 8/1/2039	9,700,000	11,595,768

		74,255,614

Washington 4.6%

King County, WA, School District No. 412 Shoreline:

4.0%, 12/1/2035	5,505,000	6,557,391

4.0%, 12/1/2037	15,000,000	17,739,000

5.0%, 12/1/2031	14,345,000	18,817,197

Olympia, WA, Economic Development Corp., Spring Air Northwest Project, AMT, 0.22%*, 11/1/2023, LOC: U.S. Bank NA	760,000	760,000

Port of Seattle, WA, Revenue Bonds:

Series A, AMT, 5.0%, 5/1/2029	8,280,000	9,832,997

Series A, AMT, 5.0%, 5/1/2030	6,200,000	7,324,556

Series A, AMT, 5.0%, 5/1/2031	9,200,000	10,811,380

Port of Tacoma, WA, Subordinate Lien Revenue, AMT, 0.19%*, 12/1/2035, LOC: PNC Bank NA	2,100,000	2,100,000

Seattle, WA, Municipal Light & Power Revenue, Series A, 4.0%, 1/1/2038	6,875,000	7,922,131

Spokane County, WA, School District No. 81, Series B, 4.0%, 12/1/2030	18,800,000	22,618,468

Washington, Energy Northwest Electric Revenue, Series C, 5.0%, 7/1/2030	14,405,000	18,963,750

Washington, State Convention Center Public Facilities District:

5.0%, 7/1/2043	3,800,000	4,054,182

5.0%, 7/1/2048	5,000,000	5,301,750

Washington, State General Obligation, Series C, 5.0%, 2/1/2031	16,000,000	20,740,320

Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, Prerefunded, 5.0%, 2/1/2041	11,260,000	11,614,578

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	33

	Principal Amount ($)	Value ($)

Washington, State Health Care Facilities Authority, CommonSpirit Health Obligation, Series A-2, 5.0%, 8/1/2044	3,500,000	3,920,700

Washington, State Housing Finance Commission, Non-profit Housing Revenue, Rockwood Retirement Communities Project, 144A, 5.0%, 1/1/2055	9,010,000	7,251,248

		176,329,648

West Virginia 0.6%
West Virginia, State Hospital Finance Authority, State University Health System Obligated Group, Series A, 5.0%, 6/1/2047	20,120,000	22,540,436

Wisconsin 0.9%

Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:

Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	885,000	939,392

Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	1,540,000	1,634,648

Wisconsin, Public Finance Authority, Senior Living Community First Mortgage Revenue, Cedars Obligated Group:

144A, 5.5%, 5/1/2039	835,000	743,968

144A, 5.75%, 5/1/2054	7,200,000	6,245,136

Wisconsin, Public Financing Authority, Retirement Facilities Revenue, Southminster, Inc.:

144A, 5.0%, 10/1/2043	1,560,000	1,467,820

144A, 5.0%, 10/1/2053	12,415,000	11,329,681

Wisconsin, State Health & Educational Facilities Authority Revenue, Agnesian Healthcare, Inc., Series B, Prerefunded, 5.0%, 7/1/2036	8,500,000	9,704,365

Wisconsin, State Health & Educational Facilities Authority, St. John’s Communities, Inc. Project:

Series A, 5.0%, 9/15/2040	335,000	317,788

Series A, 5.0%, 9/15/2045	445,000	411,910

Series A, 5.0%, 9/15/2050	1,780,000	1,624,944

		34,419,652
Total Municipal Bonds and Notes (Cost $3,571,149,981)		3,780,396,901

Underlying Municipal Bonds of Inverse Floaters (b) 0.3%
Texas
Dallas, TX, Water Works & Sewer Systems Revenue, 5.00%, 10/1/2035 (c) (Cost $10,043,714)	10,000,000	10,150,750

Trust: Texas, Water Works & Sewer Systems Revenue, Series 2016-XM0288, 144A, 9.21%, 10/1/2020, Leverage Factor at purchase date: 2 to 1

The accompanying notes are an integral part of the financial statements.

34	|	DWS Managed Municipal Bond Fund

	Principal Amount ($)	Value ($)
Open-End Investment Companies 1.0%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.032%*** (Cost $38,825,428)	38,822,654	38,834,299

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $3,620,019,123)	99.0	3,829,381,950
Floating Rate Notes (b)	(0.1)	(5,000,000)
Other Assets and Liabilities, Net	1.1	43,591,189

Net Assets	100.0	3,867,973,139

*

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time and are shown at their current rates as of May 31, 2020. Date shown reflects the earlier of demand date or stated maturity date.

**

Variable or floating rate security. These securities are shown at their current rate as of May 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Current yield; not a coupon rate.

(a)	When-issued security.

(b)

Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(c)

Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LIBOR: London Interbank Offered Rate

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	35

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (d)	$—	$3,790,547,651	$—	$3,790,547,651
Open-End Investment Companies	38,834,299	—	—	38,834,299
Total	$38,834,299	$3,790,547,651	$—	$3,829,381,950

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

36	|	DWS Managed Municipal Bond Fund

Statement of Assets and Liabilities

as of May 31, 2020

Assets
Investments in securities, at value (cost $3,620,019,123)	$3,829,381,950
Receivable for investments sold	20,853,831
Receivable for Fund shares sold	5,430,366
Interest receivable	47,934,860
Other assets	77,247
Total assets	3,903,678,254

Liabilities
Payable for investments purchased	6,600,555
Payable for investments purchased — when-issued securities	16,773,811
Payable for Fund shares redeemed	2,395,297
Payable for floating rate notes issued	5,000,000
Distributions payable	1,910,865
Accrued management fee	967,763
Accrued Trustees’ fees	41,775
Other accrued expenses and payables	2,015,049
Total liabilities	35,705,115
Net assets, at value	$3,867,973,139

Net Assets Consist of
Distributable earnings (loss)	194,182,684
Paid-in capital	3,673,790,455
Net assets, at value	$3,867,973,139

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	37

Statement of Assets and Liabilities as of May 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($1,219,838,563 ÷ 135,810,197 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.98

Maximum offering price per share (100 ÷ 97.25 of $8.98)	$9.23
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($123,549,430 ÷ 13,755,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.98
Class S

Net Asset Value, offering and redemption price per share ($2,041,023,467 ÷ 226,927,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.99
Institutional Class

Net Asset Value, offering and redemption price per share ($483,561,679 ÷ 53,814,094 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.99

The accompanying notes are an integral part of the financial statements.

38	|	DWS Managed Municipal Bond Fund

Statement of Operations

for the year ended May 31, 2020

Investment Income
Income:

Interest	$154,321,416
Expenses:

Management fee	13,367,742
Administration fee	4,056,025
Services to shareholders	5,184,722
Distribution and service fees	4,428,976
Custodian fee	36,181
Professional fees	142,842
Reports to shareholders	128,736
Registration fees	130,426
Trustees’ fees and expenses	164,915
Interest expense and fees on floating rate notes issued	100,788
Other	271,331
Total expenses before expense reductions	28,012,684
Expense reductions	(1,183,710)
Total expenses after expense reductions	26,828,974
Net investment income	127,492,442

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(13,039,906)
Change in net unrealized appreciation (depreciation) on investments	(82,468,144)
Net gain (loss)	(95,508,050)
Net increase (decrease) in net assets resulting from operations	$31,984,392

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	39

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$127,492,442	$139,027,427
Net realized gain (loss)	(13,039,906)	(1,616,581)
Change in net unrealized appreciation (depreciation)	(82,468,144)	95,527,018
Net increase (decrease) in net assets resulting from operations	31,984,392	232,937,864
Distributions to shareholders:

Class A	(40,793,993)	(43,515,689)
Class C	(3,334,197)	(4,068,918)
Class S	(74,601,025)	(80,554,972)
Institutional Class	(15,212,672)	(10,210,602)
Total distributions	(133,941,887)	(138,350,181)
Fund share transactions:

Proceeds from shares sold	831,723,250	863,145,446
Reinvestment of distributions	116,659,374	121,434,618
Payments for shares redeemed	(1,067,112,666)	(1,616,781,076)
Net increase (decrease) in net assets from Fund share transactions	(118,730,042)	(632,201,012)
Increase (decrease) in net assets	(220,687,537)	(537,613,329)
Net assets at beginning of period	4,088,660,676	4,626,274,005

Net assets at end of period	$3,867,973,139	$4,088,660,676

The accompanying notes are an integral part of the financial statements.

40	|	DWS Managed Municipal Bond Fund

Financial Highlights

Years Ended May 31,
Class A	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.21	$8.98	$9.17	$9.42	$9.25
Income from investment operations:

Net investment income	.28	.28	.28	.31	.35
Net realized and unrealized gain (loss)	(.21)	.23	(.19)	(.25)	.17
Total from investment operations	.07	.51	.09	.06	.52
Less distributions from:

Net investment income	(.28)	(.28)	(.28)	(.31)	(.35)
Net realized gains	(.02)	(.00 )*	(.00 )*	(.00 )*	(.00 )*
Total distributions	(.30)	(.28)	(.28)	(.31)	(.35)
Net asset value, end of period	$8.98	$9.21	$8.98	$9.17	$9.42
Total Return (%)[a]	0.64	5.85	1.00	.71	5.70

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,220	1,315	1,507	1,693	2,031
Ratio of expenses (including interest expense) (%)[b]	.76	.77	.77	.79	.80
Ratio of expenses (excluding interest expense) (%)	.76	.77	.76	.76	.76
Ratio of net investment income (%)	3.02	3.18	3.08	3.40	3.73
Portfolio turnover rate (%)	35	39	42	38	29

[a]	Total return does not reflect the effect of any sales charges.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	41

	Years Ended May 31,
Class C	2020	2019		2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.21	$8.98		$9.17	$9.42	$9.25
Income from investment operations:

Net investment income	.20	.21		.21	.24	.27
Net realized and unrealized gain (loss)	(.21)	.23		(.19)	(.25)	.17
Total from investment operations	(.01)	.44		.02	(.01)	.44
Less distributions from:

Net investment income	(.20)	(.21)		(.21)	(.24)	(.27)
Net realized gains	(.02)	(.00	)*	(.00 )*	(.00 )*	(.00	)*
Total distributions	(.22)	(.21)		(.21)	(.24)	(.27)
Net asset value, end of period	$8.98	$9.21		$8.98	$9.17	$9.42
Total Return (%)[a]	(.15)	5.02	[b]	.21	(.08)	4.88	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	151		208	259	292
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.55	1.57		1.56	1.58	1.59
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.55	1.56		1.56	1.58	1.59
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.56		1.55	1.55	1.55
Ratio of net investment income (%)	2.23	2.39		2.29	2.61	2.94
Portfolio turnover rate (%)	35	39		42	38	29

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

42	|	DWS Managed Municipal Bond Fund

	Years Ended May 31,
Class S	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.23	$9.00	$9.18	$9.44	$9.26
Income from investment operations:

Net investment income	.29	.30	.30	.33	.37
Net realized and unrealized gain (loss)	(.22)	.23	(.18)	(.26)	.18
Total from investment operations	.07	.53	.12	.07	.55
Less distributions from:

Net investment income	(.29)	(.30)	(.30)	(.33)	(.37)
Net realized gains	(.02)	(.00 )*	(.00 )*	(.00 )*	(.00 )*
Total distributions	(.31)	(.30)	(.30)	(.33)	(.37)
Net asset value, end of period	$8.99	$9.23	$9.00	$9.18	$9.44
Total Return (%)[a]	.73	6.07	1.32	.81	6.03

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,041	2,283	2,670	2,918	2,940
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.62	.61	.62	.63	.64
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.56	.56	.58	.60	.60
Ratio of expenses after expense reductions (excluding interest expense) (%)	.56	.56	.56	.57	.56
Ratio of net investment income (%)	3.22	3.39	3.27	3.59	3.93
Portfolio turnover rate (%)	35	39	42	38	29

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Managed Municipal Bond Fund	|	43

	Years Ended May 31,
Institutional Class	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.22	$8.99	$9.17	$9.42	$9.25
Income from investment operations:

Net investment income	.30	.30	.30	.34	.37
Net realized and unrealized gain (loss)	(.21)	.23	(.18)	(.26)	.17
Total from investment operations	.09	.53	.12	.08	.54
Less distributions from:

Net investment income	(.30)	(.30)	(.30)	(.33)	(.37)
Net realized gains	(.02)	(.00 )*	(.00 )*	(.00 )*	(.00 )*
Total distributions	(.32)	(.30)	(.30)	(.33)	(.37)
Net asset value, end of period	$8.99	$9.22	$8.99	$9.17	$9.42
Total Return (%)	.86	6.09	1.33	.94 [a]	5.96

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	484	340	241	177	311
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.55	.55	.56	.59	.56
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.55	.55	.56	.56	.56
Ratio of expenses after expense reductions (excluding interest expense) (%)	.55	.55	.55	.53	.52
Ratio of net investment income (%)	3.22	3.41	3.29	3.63	3.93
Portfolio turnover rate (%)	35	39	42	38	29

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

44	|	DWS Managed Municipal Bond Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Managed Municipal Bond Fund (the “Fund”) is a diversified series of Deutsche DWS Municipal Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted

DWS Managed Municipal Bond Fund	|	45

prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the average of the most recent reliable bid and quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an

46	|	DWS Managed Municipal Bond Fund

inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2020 approximately $5,000,000, with a weighted average interest rate of 2.02%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in

DWS Managed Municipal Bond Fund	|	47

inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

From November 1, 2019 through May 31, 2020, the Fund elects to defer qualified late year losses of approximately $26,118,000 of realized capital losses and treat them as arising in the fiscal year ending May 31, 2021.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floater transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2020, the Fund’s components of distributable earnings

(accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$5,159,471
Undistributed ordinary income*	$1,530,862
Net unrealized appreciation (depreciation) on investments	$215,520,719

At May 31, 2020, the aggregate cost of investments for federal income tax purposes was $3,608,807,609. The net unrealized appreciation for all investments based on tax cost was $215,520,719. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $252,248,726 and aggregate

48	|	DWS Managed Municipal Bond Fund

gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $36,728,007.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2020	2019
Distributions from tax-exempt income	$126,719,527	$137,978,108
Distributions from ordinary income*	$224,893	$372,073
Distributions from long-term capital gains	$6,997,467	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $1,391,766,784 and $1,530,597,273, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other

DWS Managed Municipal Bond Fund	|	49

contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for year ended May 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to annual rate (exclusive of any applicable waivers/reimbursements) of 0.33% of the Fund’s average daily net assets.

For the period from June 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.81%
Class C	1.56%
Class S	.56%
Institutional Class	.56%

For the year ended May 31, 2020, fees waived and/or expenses reimbursed for class S is $1,183,710.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable

50	|	DWS Managed Municipal Bond Fund

monthly. For the year ended May 31, 2020, the Administration Fee was $4,056,025, of which $311,840 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2020
Class A	$127,147	$20,164
Class C	5,414	791
Class S	264,911	41,776
Institutional Class	12,366	2,247
	$409,838	$64,978

In addition, for the year ended May 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$755,753
Class C	130,100
Class S	3,311,481
Institutional Class	414,105
$4,611,439

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2020
Class C	$1,046,233	$78,028

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to

DWS Managed Municipal Bond Fund	|	51

0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2020	Annual Rate
Class A	$3,040,185	$486,181	.24%
Class C	342,558	50,163	.25%
	$3,382,743	$536,344

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended May 31, 2020 aggregated $25,188.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2020, the CDSC for Class C shares aggregated $4,282. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2020, DDI received $59,393 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,565, of which $8,963 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended May 31, 2020, the Fund engaged in securities purchases of $289,960,000 and securities sales of $129,950,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the

52	|	DWS Managed Municipal Bond Fund

meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2020.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	9,411,538	$87,185,439	9,406,369	$84,093,618
Class C	1,323,227	12,226,246	1,168,613	10,439,174
Class S	44,206,771	401,826,257	57,523,593	510,074,022
Institutional Class	35,888,360	330,485,308	28,883,513	258,538,632
		$831,723,250		$863,145,446

Shares issued to shareholders in reinvestment of distributions
Class A	3,886,973	$35,751,195	4,333,283	$38,742,246
Class C	314,090	2,890,290	401,147	3,585,143
Class S	6,971,265	64,227,622	7,695,155	68,889,694
Institutional Class	1,499,999	13,790,267	1,142,303	10,217,535
		$116,659,374		$121,434,618

Shares redeemed
Class A	(20,200,209)	$(185,995,111)	(38,754,403)	$(346,140,282)
Class C	(4,245,224)	(39,061,897)	(8,358,251)	(74,554,826)
Class S	(71,779,745)	(656,703,760)	(114,500,638)	(1,018,422,284)
Institutional Class	(20,437,413)	(185,351,898)	(19,985,283)	(177,663,684)
		$(1,067,112,666)		$(1,616,781,076)

Net increase (decrease)
Class A	(6,901,698)	$(63,058,477)	(25,014,751)	$(223,304,418)
Class C	(2,607,907)	(23,945,361)	(6,788,491)	(60,530,509)
Class S	(20,601,709)	(190,649,881)	(49,281,890)	(439,458,568)
Institutional Class	16,950,946	158,923,677	10,040,533	91,092,483
		$(118,730,042)		$(632,201,012)

DWS Managed Municipal Bond Fund	|	53

F. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

G. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in

54	|	DWS Managed Municipal Bond Fund

accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

H. Class A Shares NAV Sales - CDSC Update

Class A shares may be sold at net asset value without a sales charge to: (1) investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to as the Large Order NAV Purchase Privilege. The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege made on or after October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date. Purchases pursuant to the Large Order NAV Purchase Privilege made prior to October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months. The CDSC is waived under certain circumstances.

DWS Managed Municipal Bond Fund	|	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Managed Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Managed Municipal Bond Fund (the “Fund”) (one of the funds constituting Deutsche DWS Municipal Trust) (the “Trust”), including the investment portfolio, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Municipal Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended May 31, 2016, May 31, 2017 and May 31, 2018, were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

56	|	DWS Managed Municipal Bond Fund

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

July 27, 2020

DWS Managed Municipal Bond Fund	|	57

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2019 to May 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

58	|	DWS Managed Municipal Bond Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$984.90	$981.10	$984.80	$985.80
Expenses Paid per $1,000*	$3.72	$7.58	$2.78	$2.78

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$1,021.25	$1,017.35	$1,022.20	$1,022.20
Expenses Paid per $1,000*	$3.79	$7.72	$2.83	$2.83

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.75%	1.53%	.56%	.56%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended May 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,698,000 as capital gain dividends for its year ended May 31, 2020.

Of the dividends paid from net investment income for the taxable year ended May 31, 2020, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Managed Municipal Bond Fund	|	59

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

60	|	DWS Managed Municipal Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Managed Municipal Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Managed Municipal Bond Fund	|	61

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The

62	|	DWS Managed Municipal Bond Fund

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective December 10, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

DWS Managed Municipal Bond Fund	|	63

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

64	|	DWS Managed Municipal Bond Fund

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Managed Municipal Bond Fund	|	65

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

66	|	DWS Managed Municipal Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

DWS Managed Municipal Bond Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

68	|	DWS Managed Municipal Bond Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

DWS Managed Municipal Bond Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020

Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS Managed Municipal Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Managed Municipal Bond Fund	|	71

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLCX	SCMBX	SMLIX
CUSIP Number	25158T 608	25158T 822	25158T 848	25158T 855
Fund Number	466	766	2066	544

72	|	DWS Managed Municipal Bond Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DMMBF-2

(R-027920-9 7/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Managed Municipal Bond fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$55,933	$0	$8,565	$0
2019	$55,933	$0	$6,723	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$1,545,773	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$6,723	$1,545,773	$0	$1,552,496

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2020